SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 2, 2002


                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



     Delaware                       0-24848                      75-2559089
--------------------------------------------------------------------------------
 (State or other              (Commission File No.)            (IRS Employer
   jurisdiction of                                              Identification
   incorporation)                                               Number)



               1200 South Beckham Avenue, Tyler, Texas 75701-3319
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (903) 593-1767
--------------------------------------------------------------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

           On August 2, 2002, the Registrant issued for publication the press release attached as Exhibit "99" announcing earnings and the declaration of cash dividend.

Item 7.     Financial Statements and Exhibits
---------------------------------------------

           The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

 Exhibit                                                              Sequential
 Number                         Description                            Page No.
--------                        -----------                           ----------

  99                 Press release published on August 2, 2002.           6

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         EAST TEXAS FINANCIAL SERVICES, INC.



Date:  August 5, 2002                    By: /s/ GERALD W. FREE
                                             ------------------
                                             Gerald W. Free
                                             Vice Chairman, President and CEO



                                  CERTIFICATION

Each of the undersigned hereby certifies in his capacity as an officer of East Texas Financial Services, Inc. (the "Company") that the Current Report of the Company on Form 8-K dated August 5, 2002 fully complies with the requirements of
Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.





Date: August 5, 2002



                                   /s/ Gerald W. Free
                                   ---------------------------------------------
                                   Vice Chairman, President and CEO
                                   (Principal Executive Officer)




                                   /s/ Derrell W. Chapman
                                   ---------------------------------------------
                                   Executive Vice President/COO/CFO
                                   (Principal Financial and Accounting Officer)